SUMMARY PROSPECTUS
Templeton Growth Fund, Inc. January 1, 2018 as amended October 5, 2018

Class A	Class C	Class R	Class R6	Advisor Class
TEPLX	FTGQX	TEGRX	FTGFX	TGADX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN/342-5236 or by sending an e-mail request to prospectus@franklintempleton.com. The Fund's prospectus and statement of additional information, both dated January 1, 2018, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Investment Goal

Long-term capital growth.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $50,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 35 in the Fund's Prospectus and under “Buying and Selling Shares” on page 52 of the Fund’s Statement of Additional Information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in Appendix A - "Intermediary Sales Charge Discounts and Waivers" to the Fund's prospectus.

Please note that the tables and examples below do not reflect any transaction fees that may be charged by financial intermediaries, or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class R6 or Advisor Class shares.

Shareholder Fees (fees paid directly from your investment)

	Class A1	Class C2, [3]	Class R	Class R6	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.50%[4]	None	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None	1.00%	None	None	None

1. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see "Investments of $1 Million or More" under "Choosing a Share Class") and purchases by certain retirement plans without an initial sales charge on shares sold within 18 months of purchase.

2. The Fund began offering Class C shares on October 5, 2018.

3. Effective October 5, 2018, the Class C1 shares of the Fund ceased to be offered and were converted into a new Class C shares of the Fund. Also effective October 5, 2018, Class C shares that have been held for 10 years or more will convert automatically into Class A shares later in the month of October 2018 and will be subject to Class A shares’ lower Rule 12b-1 fees. If you previously owned Class C1 shares of the Fund, the time you held such shares will count toward the ten year period for automatic conversion to Class A shares. Thereafter, Class C shares of the Fund will convert automatically to Class A shares of the Fund on a monthly basis in the month of, or the month following, the 10-year anniversary of the Class C shares’ purchase date. Such conversions will be on the basis of the relative net asset values of the two classes, will not be subject to Class A shares’ sales charges and are not expected to be a taxable event for federal income tax purposes. Certain shares that are invested through retirement plans, omnibus accounts or in certain other instances may not automatically convert if the financial intermediary does not have the ability to track purchases to credit individual shareholders’ holding periods. (See “Your Account – Choosing a Shares Class – Sales Charges – Class C – Automatic Conversion of Class C Shares to Class A Shares After 10-Year Holding Period” for more information.)

4. Effective September 10, 2018, the maximum sales charge (load) imposed on purchases of Class A shares is 5.50%. Prior to September 10, 2018, the maximum sales charge (load) on purchases of Class A shares is 5.75%.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C1	Class R	Class R6	Advisor Class
Management fees	0.68%	0.68%	0.68%	0.68%	0.68%
Distribution and service (12b-1) fees	0.25%	1.00%	0.50%	None	None
Other expenses[2]	0.12%	0.12%	0.12%	0.04%	0.12%
Total annual Fund operating expenses[2]	1.05%	1.80%	1.30%	0.72%	0.80%

1. The Fund began offering Class C shares on October 5, 2018.

2. Other expenses have been restated to exclude non-recurring prior period expenses to reflect current fiscal year expenses. If these expenses were included in the table above, the amounts stated would be greater. Consequently, the total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 651	$ 866	$ 1,098	$ 1,762
Class C	$ 283	$ 566	$ 975	$ 2,116
Class R	$ 132	$ 412	$ 713	$ 1,568
Class R6	$ 74	$ 230	$ 401	$ 894
Advisor Class	$ 82	$ 255	$ 444	$ 990
If you do not sell your shares:
Class C	$ 183	$ 566	$ 975	$ 2,116

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 29.17% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests predominantly in the equity securities of companies located anywhere in the world, including developing markets. The equity securities in which the Fund primarily invests are common stock. The Fund may invest in companies of any size, including small and medium capitalization companies. Although the Fund seeks investments across a number of regions, countries and sectors, from time to time, based on economic conditions, the Fund may have significant positions in particular regions, countries or sectors.

When choosing equity investments for the Fund, the investment manager applies a “bottom-up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the investment manager’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The investment manager also considers a company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

The investment manager may consider selling an equity security when it believes the security has become overvalued due to either its price appreciation or changes in the company's fundamentals, or when the investment manager believes another security is a more attractive investment opportunity.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market   The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Foreign Securities (non-U.S.)   Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing or emerging market countries.

Regional Focus   Because the Fund may invest at least a significant portion of its assets in companies in a specific region, including Europe, the Fund is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of investments held by the Fund. Current political uncertainty surrounding the European Union (EU) and its membership, including the 2016 referendum in which the United Kingdom voted to exit the EU, may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of such instability impacting other more stable countries may increase the economic risk of investing in companies in Europe.

Developing Markets   The Fund’s investments in securities of issuers in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Smaller and Midsize Companies   Securities issued by smaller and midsize companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets. In addition, smaller and midsize companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Value Style Investing   A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Focus   To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Class A Annual Total Returns

Best Quarter:	Q2'09	20.40%
Worst Quarter:	Q4'08	-22.29%

Average Annual Total Returns
(figures reflect sales charges)

For the periods ended December 31, 2017

	1 Year	5 Years	10 Years
Templeton Growth Fund, Inc. - Class A
Return Before Taxes	11.01%	7.65%	2.72%
Return After Taxes on Distributions	10.67%	7.33%	2.51%
Return After Taxes on Distributions and Sale of Fund Shares	6.73%	6.11%	2.26%
Templeton Growth Fund, Inc. - Class C	15.93%	8.11%	2.56%
Templeton Growth Fund, Inc. - Class R	17.52%	8.66%	3.07%
Templeton Growth Fund, Inc. - Class R6	18.20%	7.81%[1]	—
Templeton Growth Fund, Inc. - Advisor Class	18.08%	9.21%	3.59%
MSCI All Country World Index (index reflects no deduction for fees, expenses or taxes)	24.62%	11.40%	5.22%

1. Since inception May 1, 2013.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A and after-tax returns for other classes will vary.

The figures in the average annual total returns table above reflect the Class A maximum front-end sales charge of 5.75% that was in effect prior to September 10, 2018. Class A shares, however, currently are subject to a maximum front-end sales charge of 5.50% effective on September 10, 2018. If the maximum front-end sales charge of 5.50% was reflected, performance for Class A in the average annual total returns table would be higher.

Investment Manager

Templeton Global Advisors Limited (Global Advisors)

Portfolio Managers

Norman J. Boersma, CFA   President, Chief Executive Officer and Director of Global Advisors and portfolio manager of the Fund since 2011.

Tucker Scott, CFA   Executive Vice President of Global Advisors and portfolio manager of the Fund since 2007.

James Harper, CFA   Executive Vice President of Global Advisors and portfolio manager of the Fund since 2010.

Heather Arnold, CFA   Executive Vice President, Director of Research and Portfolio Manager of Global Advisors and portfolio manager of the Fund since 2014.

Christopher James Peel, CFA   Vice President of Global Advisors and portfolio manager of the Fund since 2016.

Herbert J. Arnett, Jr.   Vice President of Global Advisors and portfolio manager of the Fund since 2016.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 33030, St. Petersburg, FL 33733-8030), or by telephone at (800) 632-2301. For Class A, C and R, the minimum initial purchase for most accounts is $1,000 (or $25 under an automatic investment plan). Class R6 and Advisor Class are only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under "Your Account — Choosing a Share Class — Qualified Investors — Class R6" and "— Advisor Class" in the Fund's prospectus. There is no minimum investment for subsequent purchases.

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions would generally be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Franklin Templeton Distributors, Inc. One Franklin Parkway San Mateo, CA 94403-1906 franklintempleton.com Templeton Growth Fund, Inc.

Investment Company Act file #811-04892
© 2018 Franklin Templeton Investments. All rights reserved.
101 PSUM 10/18	00070468